BLACKROCK EQUITY DIVIDEND FUND

(the “Fund”)

Supplement dated August 30, 2017 to the Statement of Additional Information

for the Fund dated November 28, 2016, as supplemented to date

On February 14, 2017, Robert M. Shearer, CFA announced his plans to retire from BlackRock, Inc. Effective August 31, 2017, Robert M. Shearer, CFA will no longer serve as a portfolio manager of the Fund, and David Zhao and Franco Tapia will be added as portfolio managers of the Fund. Effective August 31, 2017, the following changes are made to the Fund’s Statement of Additional Information:

The first paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

The Fund is supported by a team of financial professionals who are responsible for investment research and selection. The lead members of this team are Tony DeSpirito, David Zhao and Franco Tapia. Mr. DeSpirito, Mr. Zhao and Mr. Tapia are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The table in the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tony DeSpirito	9	5	2	0	0	0
	$3.84 Billion	$1.65 Billion	$435.1 Million	$0	$0	$0
David Zhao*	3	2	0	0	0	0
	$1.50 Billion	$438.2 Million	$0	$0	$0	$0
Franco Tapia*	3	2	0	0	0	0
	$1.50 Billion	$438.2 Million	$0	$0	$0	$0

*	Information as of July 31, 2017.

The first paragraph in the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Mr. DeSpirito as of July 31, 2016 and the compensation of Messrs. Zhao and Tapia as of July 31, 2017.

The first paragraph in the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: Russell 2500 Value Index; Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Alerian MLP Infrastructure Index; S&P North American Natural Resources Sector Index; S&P 500 Index; DJ Brookfield Global Infrastructure Composite Yield (USD Hedged); 70% S&P Utilities / 30% S&P Telecom (before 08/2003 S&P Utility); Morningstar US Large-Cap Blend Equity; LIPPER Equity Income Funds; LIPPER Options Arbitrage/Opt Strategies Funds; LIPPER Global Natural Resources Funds; 50% SNP500NR2 / 50% SP5100OW Index; and LIPPER Utility Funds.

The table in the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager Beneficial Holdings

Portfolio Manager	Dollar Range
Tony DeSpirito	Over $1,000,000
David Zhao*	$100,001-$500,000
Franco Tapia*	$100,001-$500,000

*	Information as of July 31, 2017.

Shareholders should retain this Supplement for future reference.

SAI-10559-0817SUP